EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

1	1190138 Ontario Inc., a 100%-owned foreign subsidiary, incorporated in Canada

2	1191268 Ontario Inc., a 100%-owned foreign subsidiary, incorporated in Canada

3	2103393 Ontario, Inc., a 100%-owned foreign subsidiary, incorporated in Canada

4	APEI UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

5	APEI Unlimited IOM, a 100%-owned foreign subsidiary, incorporated in Isle of Man

6	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany

7	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

8	Capseals Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

9	Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

10	Cascades Sonoco Inc. (fka Cascades Conversion Inc), a 50%-owned foreign subsidiary, incorporated in Canada

11	Clear Lam Flexible Films (Nanjing) Co., Ltd., a 100%-owned foreign subsidiary, incorporated in China

12	Clear Lam Packaging, Inc., a 100%-owned domestic subsidiary, incorporated in Illinois

13	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois

14	Colombiana P.M., LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

15	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan

16	Corepak Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

17	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

18	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

19	Etn Tubetex Bvba, a 100%-owned foreign subsidiary, incorporated in Belgium

20	Fair Lawn Packaging Services, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

21	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

22	Graffo Paranaense De Embalagens, S.A., a 66.67%-owned foreign subsidiary, incorporated in Brazil

23	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom

24	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

25	Hartsville Corrugating, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

26	Heathfield Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

27	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri

28	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile

29	Laminar Medica (CE) s.r.o., a 100%-owned foreign subsidiary, incorporated in the Czech Republic

30	Laminar Medica Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

31	Manufacturas Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

32	Nathaniel Lloyd & Company Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

33	OOO Sonoco Alcore (fka ZAO Sonoco Alcore), a 100%-owned foreign subsidiary, incorporated in Russia

34	Packaging Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

35	Peninsula Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in California

36	PenPack, LLC, a 100%-owned domestic subsidiary, incorporated in California

37	Penpack, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

38	PT Sonoco Indonesia, a 79.2%-owned foreign subsidiary, incorporated in Indonesia

39	S W Inc., a 100%-owned foreign subsidiary, incorporated in Canada

40	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan

41	Servicios Mexicanos Ejecutivos, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

42	SMB GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

43	Sonoco (Shanghai) Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

44	Sonoco (Taicang) Packaging Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

45	Sonoco (Weifang) Packaging Company, Ltd., a 79.2%-owned foreign subsidiary, incorporated in China

46	Sonoco (Xiamen) Packaging Company Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

47	Sonoco Absorbent Technologies Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

48	Sonoco Absorbent Technologies, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

49	Sonoco Alcore—Demolli S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy

50	Sonoco Alcore AB, a 100%-owned foreign subsidiary, incorporated in Sweden

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

51	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

52	Sonoco Alcore N.V., a 100%-owned foreign subsidiary, incorporated in Belgium

53	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

54	Sonoco Ambalaj Sanayi Ve Ticaret Limited Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey

55	Sonoco Asia Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

56	Sonoco Asia Management Company, L.L.C., a 70%-owned domestic subsidiary, incorporated in Delaware

57	Sonoco Asia, L.L.C., a 79.2%-owned domestic subsidiary, incorporated in Delaware

58	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia

59	Sonoco Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

60	Sonoco Bonmati, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain

61	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

62	Sonoco Caprex Karton- und Papierverarbeitungs AG, a 100%-owned foreign subsidiary, incorporated in Switzerland

63	Sonoco Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

64	Sonoco Comercial, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

65	Sonoco Consumer Products Dordrecht B.V. (fka Dorpak B.V.), a 100%-owned foreign subsidiary, incorporated in Netherlands

66	Sonoco Consumer Products Europe GmbH (fka Weidenhammer Packaging Group GmbH), a 100%-owned foreign subsidiary, incorporated in Germany

67	Sonoco Consumer Products Hellas S.A. (fka Weidenhammer Hellas S.A.), a 100%-owned foreign subsidiary, incorporated in Greece

68	Sonoco Consumer Products Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

69	Sonoco Consumer Products Mechelen BVBA (fka Weidenhammer Belgium BVBA), a 100%-owned foreign subsidiary, incorporated in Belgium

70	Sonoco Consumer Products Montanay SAS (fka Neuvibox SAS), a 100%-owned foreign subsidiary, incorporated in France

71	Sonoco Consumer Products Poland Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland

72	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France

73	Sonoco Consumer Products Zwenkau GmbH (fka fka Weidenhammer Plastice Packaging GmbH), a 100%-owned foreign subsidiary, incorporated in Germany

74	Sonoco Contract Services S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

75	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

76	Sonoco D & P, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

77	Sonoco D and P York, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

78	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia

79	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

80	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

81	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

82	Sonoco Display and Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

83	Sonoco do Brasil Participacoes Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil

84	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil

85	Sonoco Embalagens Ltda. (fka Sonoco Embalagens S.A.), a 100%-owned foreign subsidiary, incorporated in Brazil

86	Sonoco Empaques Ecuador S.A., a 100%-owned foreign subsidiary, incorporated in Ecuador

87	Sonoco Europe Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

88	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

89	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

90	Sonoco Graphics India Private Limited, a 51%-owned foreign subsidiary, incorporated in India

91	Sonoco Hickory, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina

92	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom

93	Sonoco Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

94	Sonoco Hongwen Paper Co Ltd, a 63.6%-owned foreign subsidiary, incorporated in China

95	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas

96	Sonoco Iberia, S.L.U., a 100%-owned foreign subsidiary, incorporated in Spain

97	Sonoco International BVI, a 100%-owned foreign subsidiary, incorporated in the British Virgin Islands

98	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland

99	Sonoco International, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

100	Sonoco IPD France SAS, a 100%-owned foreign subsidiary, incorporated in France

101	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany

102	Sonoco Kaiping Packaging Co. Ltd., a 79.2%-owned foreign subsidiary, incorporated in China

103	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

104	Sonoco Luxembourg Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

105	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

106	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

107	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

108	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

109	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand

110	Sonoco of Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

111	Sonoco Operadora S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

112	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

113	Sonoco Packaging Tapes Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

114	Sonoco Paper Mill & IPD Hellas SA, a 100%-owned foreign subsidiary, incorporated in Greece

115	Sonoco Paperboard Group, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

116	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

117	Sonoco Phoenix, LLC, a 100%-owned domestic subsidiary, incorporated in Ohio

118	Sonoco Pina, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain

119	Sonoco Plastics B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

120	Sonoco Plastics Canada ULC, a 100%-owned foreign subsidiary, incorporated in Canada

121	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

122	Sonoco Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

123	Sonoco Poland—Packaging Services Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland

124	Sonoco Poland Holdings B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

125	Sonoco Polysack A/S, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

126	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom

127	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

128	Sonoco Products Malaysia Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia

129	Sonoco Protective Solutions, Inc., a 100%-owned domestic subsidiary, incorporated in Pennsylvania

130	Sonoco Recycling—International Trade Group, LLC (fka Reparco USA, Inc.), a 100%-owned domestic subsidiary, incorporated in California

131	Sonoco Recycling, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

132	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

133	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France

134	Sonoco Saudi Limited Company, a 51%-owned foreign subsidiary, incorporated in Saudi Arabia

135	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

136	Sonoco Singapore Pte. Ltd., a 79.2%-owned foreign subsidiary, incorporated in Singapore

137	Sonoco Taiwan Ltd, a 79.2%-owned foreign subsidiary, incorporated in Taiwan

138	Sonoco Thailand Ltd, a 79.2%-owned foreign subsidiary, incorporated in Thailand

139	Sonoco UK Leasing Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

140	Sonoco Venezolana, C.A., a 90%-owned foreign subsidiary, incorporated in Venezuela

141	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland

142	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

143	Sonoco Yatai Pinghu Packaging Co Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

144	Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

145	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway

146	Sonoco-Alcore Ou, a 100%-owned foreign subsidiary, incorporated in Estonia

147	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland

148	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

149	Sonoco-Alcore Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

150	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

151	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

152	SPC Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

153	SPC Management, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

154	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

155	SR Holdings of the Carolinas, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

156	Tegrant Alloyd Brands, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

157	Tegrant Corporation, a 100%-owned domestic subsidiary, incorporated in Delaware

158	Tegrant de Mexico, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

159	Tegrant International, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

160	Tegrant Property Holdings, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

161	ThermoSafe Brands Asia PTE, LTD., a 100%-owned foreign subsidiary, incorporated in Singapore

162	ThermoSafe Brands Europe Ltd., a 100%-owned foreign subsidiary, incorporated in Ireland

163	ThermoSafe Brands Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

164	ThermoSafe Malaysia SDN. BHD, a 100%-owned foreign subsidiary, incorporated in Malaysia

165	TPT Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

166	TPT Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

167	Trident Graphics Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

168	Trident Graphics NA LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

169	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin

170	Unit Reels & Drums Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

171	Weidenhammer Chile Ltda., a 65%-owned foreign subsidiary, incorporated in Chile

172	Weidenhammer France SAS, a 100%-owned foreign subsidiary, incorporated in France

173	Weidenhammer UK Ltd., 100%-owned foreign subsidiary, incorporated in the United Kingdom

174	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina